SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K / A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2005

DREW INDUSTRIES INCORPORATED

Delaware	0-13646	13-3250533

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 Mamaroneck Avenue, White Plains, New York	10601

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(914) 428-9098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

a)

On April 29, 2005, the Company borrowed $20 million under the Company’s “shelf-loan” facility with Prudential Investment Management, Inc. for a term of five years, at a fixed interest rate of 5.01 percent per annum, payable at the rate of $1 million per quarter plus interest.

Item 9.01	Exhibits.

10.1	Senior Notes in the aggregate principal amount of $20 million

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED
(Registrant)

By: /s/ Fredric M. Zinn Fredric M. Zinn Executive Vice President and Chief Financial Officer

Dated: June 10, 2005